UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	April 8, 2004
(Date of earliest event reported)

Matrix Service Company

(Exact name of registrant as specified in its charter)

0-18716

(Commission File Number)

Delaware	73-1352174
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10701 East Ute Street Tulsa, Oklahoma	74116
(Address of principal executive offices)	(Zip Code)

(918) 838-8822

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibit

Exhibit No.	Description

99.1	Press Release, dated April 8, 2004, announcing FY 2004 third quarter results

Item 12. Results of Operation and Financial Condition.

On April 8, 2004, Matrix Service Company (the “Registrant”) issued a press release announcing its FY 2004 third quarter results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: April 8, 2004	By:	/s/ Michael J. Hall

Michael J. Hall Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 8, 2004, announcing FY 2004 third quarter results